TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: U.S. Small Company Portfolio         Security
           ----------------------------         Description: Common Stock -
                                                             5,587,000 Shares
                                                             ----------------

Issuer: Mettler - Toledo International,Inc.     Offering Type: Secondary - U.S.
        ----------------------------------                     Registered
                                                               ----------------
                                                  (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                Jan. 28,1999    None                                         N/A

 2.      Trade Date                                   Jan. 28,1999    Must be the same as #1                       YES
                                                      ------------                                                 ---

 3.      Unit Price of Offering                          $26.375      None                                         N/A
                                                         -------                                                   ---

 4.      Price Paid per Share                            $26.375      Must not exceed #3                           YES
                                                         -------                                                   ---

 5.      Years of Issuer's Operations                      54         Must be at least three years *               YES
                                                           --                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.25       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                 $1,756,575     None                                         N/A
                                                       ----------                                                  ---

 9.      Total Size of Offering                       $147,357,125    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $2,110,000                                                  ---
         investment companies                          ----------

11.      Underwriter(s) from whom the Portfolio       Merrill Lynch
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       YES
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.




* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

     *** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

     **** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: U.S. Small Company Portfolio        Security
           --------------------------          Description: Class A Common Stock
                                                            - 4,200,000 Shares
Issuer: i Turf Inc.                                         --------------------

                                               Offering Type: U.S. Registered
                                               (US Registered, Eligible Muni,
                                               Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                April 9, 1999   None                                         N/A
                                                      -------------                                                ---

 2.      Trade Date                                   April 9, 1999   Must be the same as #1                       YES
                                                     --------------                                                ---

 3.      Unit Price of Offering                          $22.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $22.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                       4         Must be at least three years *               YES
                                                            -                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.54       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                  $321,200      None                                         N/A
                                                        --------                                                   ---

 9.      Total Size of Offering                        $92,400,000    None                                         N/A
                                                       -----------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other       $635,800                                                   ---
         investment companies                           ---------

11.      Underwriter(s) from whom the Portfolio       BT Alex Brown
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

     *** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

     **** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: U.S. Small Company Portfolio            Security
           ----------------------------            Description: Common Stock -
                                                                7,000,000 Shares
Issuer: American Axle & Mfg. Hldgs.,Inc.                        ----------------

                                                 Offering Type:  U.S. Registered
                                                 (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                Jan. 28,1999    None                                         N/A

 2.      Trade Date                                   Jan. 28,1999    Must be the same as #1                       YES
                                                      ------------                                                 ---

 3.      Unit Price of Offering                          $17.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $17.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                      75         Must be at least three years *               YES
                                                           --                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.19       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                 $1,026,800     None                                         N/A
                                                       ----------                                                  ---

 9.      Total Size of Offering                       $119,000,000    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $1,237,600                                                  ---
         investment companies                          ----------


11.      Underwriter(s) from whom the Portfolio       Merrill Lynch
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       YES
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.




* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

     *** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

     **** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES



Portfolio: U.S. Small Company Portfolio          Security
           ----------------------------          Description: Common Stock -
                                                              16,200,000 Shares
Issuer: Keebler Foods Company                                 ------------------

                                                 Offering Type:  U.S. Registered
                                                 (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                Jan. 20,1999    None                                         N/A

 2.      Trade Date                                   Jan. 20,1999    Must be the same as #1                       YES
                                                      ------------                                                 ---

 3.      Unit Price of Offering                         $33.4375      None                                         N/A
                                                        --------                                                   ---

 4.      Price Paid per Share                           $33.4375      Must not exceed #3                           YES
                                                        --------                                                   ---

 5.      Years of Issuer's Operations                      146        Must be at least three years *               YES
                                                           ---                                                     ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.00       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                 $4,771,531     None                                         N/A
                                                       ----------                                                  ---

 9.      Total Size of Offering                       $541,687,500    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **
         by the same investment adviser for other      $5,687,719
         investment companies                          ----------


11.      Underwriter(s) from whom the Portfolio         Donaldson
         purchased (attach a prospectus or           Lufkin Jenrette  Must not include Investment Adviser
         offering circular for a list of all          Lehman Bros.    affiliates ***                               YES
         syndicate members)                           First Boston
                                                          Corp.

12.      If the affiliate was lead or co-lead
         manager, was the instruction listed below         N/A        Must be "Yes" or "N/A"                       YES
         given to the broker(s) named in #11? ****         ---                                                     ---


-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment  Adviser has no reasonable cause to believe that the underwriting
commission,   spread  or  profit  is  NOT   reasonable   and  fair  compared  to
underwritings  of similar  securities  during a  comparable  period of time.  In
determining  which  securities  are  comparable,   the  Investment  Adviser  has
considered the factors set forth in the Portfolio's 10f-3 procedures.




* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

     *** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

     **** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.



                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: U.S. Small Company Portfolio            Security
           ----------------------------            Description:  Common Stock -
                                                                3,500,000 Shares
Issuer: 24/7 Media,Inc.                                         ----------------

                                                 Offering Type:  U.S. Registered
                                                 (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)


-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                April 27,1999   None                                         N/A

 2.      Trade Date                                   April 27,1999   Must be the same as #1                       YES
                                                      -------------                                                ---

 3.      Unit Price of Offering                          $46.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $46.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                       5         Must be at least three years *               YES
                                                            -                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $2.53       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                  $998,200      None                                         N/A
                                                        --------                                                   ---

 9.      Total Size of Offering                       $161,000,000    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $1,223,600                                                  ---
         investment companies                          ----------

11.      Underwriter(s) from whom the Portfolio       Merrill Lynch
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

     *** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

     **** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.